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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 19, 2003
................................................................................
                Date of Report (Date of earliest event reported)


                                 SinoFresh Corp.
................................................................................
             (Exact name of registrant as specified in its charter)

           Florida                       000-49764            651082270
................................................................................
(State or other jurisdiction           (Commission          (IRS Employer
            of incorporation)           File Number)        Identification No.)


                   516 Paul Morris Drive, Englewood, FL 34223
................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (914) 488-5008
................................................................................
               Registrant's telephone number, including area code






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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

(a)In connection with the Merger Agreement (defined in Item 2 below), Charles Fust, the former Chairman and CEO of SinoFresh HealthCare, Inc., a Delaware corporation ("HealthCare"), and the current Chairman and CEO of SinoFresh Corp., a Florida corporation formerly known as e-Book Network, Inc. ("SinoFresh"), received 5,856,400 shares of stock in SinoFresh in exchange for his shares of stock in HealthCare.

Immediately following the effectiveness of the Merger Agreement, Charles Fust shall beneficially own the following amount of SinoFresh stock:

-------------------------------------- ----------------------- -------------------------------- -------------
Title of Class                         Name and Address of     Amount and Nature of             Percent of
                                       Beneficial Owner        Beneficial Owner                 Class
-------------------------------------- ----------------------- -------------------------------- -------------
Common Stock                           Charles Fust            4,356,400                                 40%
-------------------------------------- ----------------------- -------------------------------- -------------
Series A Preferred Stock               N/A                     N/A                                        0%
-------------------------------------- ----------------------- -------------------------------- -------------
Series B Preferred Stock (1)           Charles Fust            1,500,000                                100%
-------------------------------------- ----------------------- -------------------------------- -------------
Series C Preferred Stock               N/A                     N/A                                        0%
-------------------------------------- ----------------------- -------------------------------- -------------

(1) Each share of Series B Preferred Stock of SinoFresh converts into two
(2) shares of the common stock of SinoFresh.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On September 8, 2003, SinoFresh Corp., a Florida corporation formerly knows as e-Book Network, Inc. ("SinoFresh"), SinoFresh Acquisition Corp., a Florida corporation ("Acquisition"), SinoFresh HealthCare, Inc., a Delaware corporation ("HealthCare") and Susan Parker entered into a Merger Agreement, pursuant to which SinoFresh acquired all of the issued and outstanding stock and certain options and warrants of HealthCare in exchange for 14,326,660 shares and certain options and warrants of SinoFresh (the "Merger Agreement"). In connection with the Merger Agreement, Susan Parker, the sole director and majority shareholder of SinoFresh, agreed to tender 19,616,667 of her shares in SinoFresh back to SinoFresh to be cancelled and returned to the treasury.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1. The foregoing description is qualified in its entirety by reference to the full text of
Exhibit 2.1.

SinoFresh issued a press release on September 9, 2003, concerning the Merger Agreement, a copy of which is set forth as Exhibit 99.1 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

SinoFresh HealthCare Europe, Ltd., a British Virgin Islands International business company ("SFE"), and SinoFresh HealthCare Asia, Ltd., a British Virgin Islands International business company ("SFA"), were not parties to the Merger Agreement and are separate entities from that of SinoFresh, Acquisiton and HealthCare.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) The financial statements required to be filed by this Item shall be filed by an amendment to this Form 8-K no later than Sixty (60) days after the date that this initial 8-K was filed.

(c)      The following exhibits are filed as part of this report:

         2.1 Merger Agreement by and among SinoFresh Corp., SinoFresh Acquisition Corp., SinoFresh HealthCare, Inc., and Susan Parker.

         99.1 Press Release issued September 9, 2003, announcing the Merger Agreement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SinoFresh Corp.
                                       (Name of Registrant)


Date:  September 19, 2003              /s/ David Otto
                                       -----------------------------------
                                       By: David M. Otto
                                       Its: Secretary






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